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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 1999


                      Sears Credit Account Master Trust II
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               (Exact name of registrant as specified in charter)



             Illinois             0-24776                  Not Applicable
           -------------        ------------            -------------------
            (State of            (Commission              (IRS Employer
           Organization)        File Number)            Identification No.)


c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                                          19807
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(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code:  (302) 434-3176
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable






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                      The Exhibit Index appears on Page 4
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Item 5.           Other Events

             On September 15, 1999, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $425,000,000 aggregate principal amount of Series 1999-2 Class A Master Trust Certificates and $30,000,000 aggregate principal amount of Series 1999-2 Class B Master Trust Certificates of Sears Credit Account Master Trust II. The Series Term Sheet is attached hereto as Exhibit 99.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

Exhibit 99 Series Term Sheet dated September 15, 1999 of Sears Credit Account Master Trust II, Series 1999-2.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Sears Credit Account Master Trust II
                                       (Registrant)


                                     By:   SRFG, Inc.
                                           (Originator of the Trust)




Date: September 15, 1999                   By:   /s/ George F. Slook
                                               -------------------------------
                                           George F. Slook
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit 99 Series Term Sheet dated September 15, 1999 of Sears Credit Account Master Trust II, Series 1999-2
























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